Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	February 1 – February 29, 2012
Federal Tax I.D. #	47-0549819

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x	x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Alexi A. Wellman	March 30, 2012
Signature of Authorized Individual*	Date

Alexi A. Wellman
Printed Name of Authorized Individual

Chief Financial Officer
Title

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company

Nebraska Book Company, Inc., et al.

MOR1a

Disbursements

February 2012

Company Name	Case Number	Federal ID Number	Amount
NBC Holdings Corporation	11-12006	75-3147477	$—
NBC Acquisition Corporation	11-12008	47-0793347	—
Nebraska Book Company, Inc.	11-12005	47-0549819	30,742,474
Specialty Books, Inc.	11-12007	75-3044807	1,364
NBC Textbooks, LLC	11-12004	20-1831425	5,395,334
College Bookstores of America, Inc.	11-12009	36-3309518	12,916,669
Campus Authentic, LLC	11-12003	90-0439156	—
Net Textstore, LLC	11-12002	14-1996469	70,000

Total			$49,125,841

The disbursement information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

Nebraska Book Company, Inc., et al.

MOR1b

Account Balances

February 2012

Last 4 digits of Account Number	Book Balance February 29, 2012
Main Corporate Accounts
7107	$91,680,945
3259	(1,048,216)
0248	350,000
5099	506,098
9988	1,032
7131	(1,807)
8027	(3,952)
7107	(2,942,918)

Change Fund	1,002,186

Aggregate individual bookstore accounts	10,474,297 (1)

$100,017,665

(1)	Individual bookstore accounts are swept periodically into the corporate account.

March 30, 2012

Office of the United States Trustee

Subject: February Monthly Operating Report Attestation Regarding Bank Account Reconciliations

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

The Debtor has, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman Position: Chief Financial Officer

Sworn to and Subscribed

before me on this 30th

day of March, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR 2

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE TEN MONTHS ENDED FEBRUARY 29, 2012

(UNAUDITED)

	CONSOLIDATED NBC ACQUIS CORP		ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
REVENUES, net of returns	$528,249,986	A	$(39,358,696)	—	$296,346,619	$128,065,059	$10,457,605	$127,124,843	$5,440,433	$174,123

COSTS OF SALES (exclusive of depreciation shown below)	329,084,675		(39,363,197)	—	193,137,391	79,374,679	4,219,583	88,020,737	3,550,399	145,083

Gross profit	199,165,311	A	4,501	—	103,209,228	48,690,380	6,238,022	39,104,106	1,890,034	29,040

OPERATING EXPENSES:
Selling, general and administrative	164,235,050		4,501	—	115,111,482	16,352,771	3,668,000	27,768,401	1,302,757	27,138
Depreciation	7,241,652		—	—	5,555,679	620,158	11,900	1,028,666	25,249	—
Amortization	7,444,548		—	—	1,615,586	4,914,841	—	818,458	95,663	—
Impairment	122,638,927		—	—	106,726,035	—	—	15,912,892	—	—
Stock-based compensation	31,638		—	—	31,638	—	—	—	—	—
Intercompany administrative charge	—		—	—	(8,407,200)	2,799,800	167,200	5,327,300	112,900	—

	301,591,815		4,501	—	220,633,220	24,687,570	3,847,100	50,855,717	1,536,569	27,138

INCOME (LOSS) FROM OPERATIONS	(102,426,504)		—	—	(117,423,992)	24,002,810	2,390,922	(11,751,611)	353,465	1,902

OTHER EXPENSES (INCOME)
Interest expense	36,642,461		—	2,252,987	34,389,180	158	130	—	6	—
Interest income	(14,476)		—	—	4,015	—	—	(17,850)	(641)	—

	36,627,985		—	2,252,987	34,393,195	158	130	(17,850)	(635)	—

INCOME (LOSS) BEFORE REORGANIZATION ITEMS AND INCOME TAXES	(139,054,489)		—	(2,252,987)	(151,817,187)	24,002,652	2,390,792	(11,733,761)	354,100	1,902

REORGANIZATION ITEMS	23,143,962		—	—	23,143,962	—	—	—	—	—

INCOME (LOSS) BEFORE INCOME TAXES	(162,198,451)		—	(2,252,987)	(174,961,149)	24,002,652	2,390,792	(11,733,761)	354,100	1,902

INCOME TAX EXPENSE (BENEFIT)	(29,520,000)		—	(138,000)	(34,880,000)	8,810,000	878,000	(4,320,000)	130,000	—

NET INCOME (LOSS)	$(132,678,451)		$—	$(2,114,987)	$(140,081,149)	$15,192,652	$1,512,792	$(7,413,761)	$224,100	$1,902

A	Deferred rental revenue and gross profit as of February 29, 2012 are $12.6 million and $6.1 million, respectively.

Nebraska Book Company, Inc., et al.

MOR 3

(DEBTOR IN POSSESSION AS OF JUNE 27, 2011)

CONSOLIDATED BALANCE SHEETS

FEBRUARY 29, 2012

	CONSOLIDATED NBC ACQUIS CORP	ELIMINATIONS	NBC ACQUISITION CORP	NEBRASKA BOOK COMPANY, INC.	NBC TEXTBOOKS, LLC	NET TEXTSTORE, LLC	COLLEGE BOOKSTORES OF AMERICA	SPECIALTY BOOKS, INC.	CAMPUS AUTHENTIC
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$100,017,666	$—	$—	$98,339,695	$—	$—	$1,675,417	$2,554	$—
Intercompany receivable (payable)	—	(26,241,749)	26,241,749	(139,236,724)	176,920,178	5,300,353	(40,751,080)	(2,190,931)	(41,796)
Receivables, net	85,616,203		42	37,273,472	19,577,346	229,696	28,175,701	347,229	12,717
Inventories	126,659,135	—	—	69,577,781	19,426,896	2,551,334	33,286,750	1,816,374	—
Recoverable income taxes	2,669,027	—	—	2,669,027	—	—	—	—	—
Deferred income taxes	9,715,819	—	(45,585)	3,550,404	4,712,000	139,000	1,335,000	25,000	—
Prepaid expenses and other assets	17,421,049	—	—	8,855,534	3,696,574	—	4,821,530	47,411	—

	342,098,899	(26,241,749)	26,196,206	81,029,189	224,332,994	8,220,383	28,543,318	47,637	(29,079)

PROPERTY AND EQUIPMENT, net of depreciation & amortization	37,161,985	—	—	32,006,909	673,145	130,813	4,040,792	310,326	—

GOODWILL	7,599,064	—	—	7,599,064	—	—	—	—	—

IDENTIFIABLE INTANGIBLES, net of amortization	106,162,808	—	—	38,994,323	64,146,366	—	1,816,167	1,205,952	—

DEBT ISSUE COSTS, net of amortization	337,290	—	276,688	60,602	—	—	—	—	—

INVESTMENT IN SUBSIDIARIES	—	(21,975,399)	(129,315,538)	151,290,937	—	—	—	—	—

OTHER ASSETS	1,579,669	—	—	1,440,659	—	—	139,010	—	—

	$494,939,715	$(48,217,148)	$(102,842,644)	$312,421,683	$289,152,505	$8,351,196	$34,539,287	$1,563,915	$(29,079)

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$21,044,375	$—	$—	$14,009,268	$2,309,263	$(188)	$4,577,784	$148,253	$(5)
Accrued employee compensation and benefits	7,779,385	—	—	5,522,236	1,345,798	—	873,525	37,826	—
Accrued interest	1,702,574	—	—	1,702,574	—	—	—	—	—
Accrued incentives	4,993,317	—	—	19,880	4,973,437	—	—	—	—
Accrued expenses	5,587,325	—	—	4,238,798	15,535	—	1,326,121	6,871	—
Income taxes payable	—	—	—	(90,981,894)	86,925,187	2,438,000	1,628,851	(5,511)	(4,633)
Deferred revenue	14,559,139	—	—	11,646,997	—	—	2,912,142	—	—
Current maturities of long-term debt	107,505	—	—	107,505	—	—	—	—	—
DIP term loan facility	124,584,470	—	—	124,584,470	—	—	—	—	—

Total current liabilities	180,358,090	—	—	70,849,834	95,569,220	2,437,812	11,318,423	187,439	(4,638)

LONG-TERM DEBT, net of current maturities	61,513	—	—	61,513	—	—	—	—	—

OTHER LONG-TERM LIABILITIES	41,279	—	—	41,279	—	—	—	—	—

DEFERRED INCOME TAXES	17,136,157	—	(10,292,472)	3,486,629	24,136,000	41,000	(673,000)	438,000	—

LIABILITIES SUBJECT TO COMPROMISE	469,283,013	(26,241,749)	79,390,165	413,991,010	32,486	3,076	2,102,110	5,915	—

COMMITMENTS

REDEEMABLE PREFERRED STOCK
Series A redeemable preferred stock, $.01 par value, 20,000 shares authorized, 10,000 shares outstanding at redemption value	14,076,596	—	14,076,596		—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT):
Common stock, voting, authorized 5,000,000 shares of $.01 par value;
554,094 shares issued and outstanding	5,541	(100)	5,541	100	—	—	—	—	—
Additional paid-in capital	111,312,927	(210,486,491)	111,312,927	148,399,442	59,817,667	—	346,232	1,923,150	—
Note receivable from stockholder	—	—	—		—	—	—	—	—
Retained earnings (Accumulated deficit)	(297,335,401)	188,511,192	(297,335,401)	(324,408,124)	109,597,132	5,869,308	21,445,522	(990,589)	(24,441)

Total stockholders’ equity (deficit)	(186,016,933)	(21,975,399)	(186,016,933)	(176,008,582)	169,414,799	5,869,308	21,791,754	932,561	(24,441)

	$494,939,715	$(48,217,148)	$(102,842,644)	$312,421,683	$289,152,505	$8,351,196	$34,539,287	$1,563,915	$(29,079)

March 30, 2012

Office of the United States Trustee

Subject: February Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, Nebraska Book Company, Inc. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Alexi A. Wellman
Name: Alexi A. Wellman
Position: Chief Financial Officer

Sworn to and Subscribed

before me on this 30th

day of March, 2012

/s/ Mary A. Lockard
Notary Public

My Commission Expires: March 5, 2013

Nebraska Book Company, Inc., et al.

MOR5

Accounts Reconciliation and Aging

February 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (1)

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the Beginning of the Reporting Period	$93,517,638

Plus: Amounts billed during the period	12,187,654
Less: Amounts collected during the period	(40,661,938)
Less: Amounts written off or returned during the period	(3,452,299)
Less: Customer rebates applied against receivable	(466,535)
Plus (less): Miscellaneous Other	127,352

Change in accounts receivable, net	(32,265,766)

Total Accounts Receivable	61,251,872
Less: Allowance for uncollectible accounts	(1,283,360)

Total Accounts Receivable,net at the End of the Reporting Period	$59,968,512

Accounts Receivable Aging	2/29/2012
0-30 days old	7,561,842
31-60 days old	34,779,188
61-90 days old	12,031,877
Over 90 days old	6,878,965

Total Aged Accounts Receivable	61,251,872
Less: Allowance for uncollectible accounts	(1,283,360)

Net Accounts Receivable	$59,968,512

(1)	“Accounts receivable” in the accompanying Balance Sheet under Form MOR-3 includes certain items which are not included in this table, including receivables for returns to publishers and buy funds receivable.

Nebraska Book Company, Inc., et al.

MOR6

Payments to Professionals

February 2012

Name	Amount
Kirkland & Ellis, LLP	$377,653
Rothschild, Inc.	345,167
AlixPartners, LLP	220,290
Blackstone Advisory Services L.P.
Mesirow Financial Consulting, LLC	152,692
Lowenstein Sandler PC	36,895
Stevens & Lee, PC	8,673
Kurtzman Carson Consultants, LLC	125,581
Duff & Phelps	21,705
Pachulski Stang Ziehl & Jones LLP	18,442

Total	$1,307,098

The Professional Fees information is based on the company’s books and records that are maintained and prepared under Generally Accepted Accounting Principles (“GAAP”). The information has not been audited.

In re: Nebraska Book Company, Inc., et al.

Case No. (Jointly Administered)	11-12005(PJW)
Reporting Period:	February 29, 2012
MOR 7
Federal Tax I.D. #	47-0549819

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X